NATIXIS FUNDS

Supplement dated February 1, 2021 to the Natixis Funds Prospectuses and Summary Prospectuses, each dated April 1, 2020, May 1, 2020, June 1, 2020 and December 15, 2020, as may be revised or supplemented from time to time, for the following funds:

AEW Global Focused Real Estate Fund	Loomis Sayles Strategic Alpha Fund
AlphaSimplex Global Alternatives Fund	Mirova Global Green Bond Fund
AlphaSimplex Managed Futures Strategy Fund	Mirova Global Sustainable Equity Fund
Gateway Equity Call Premium Fund	Mirova International Sustainable Equity Fund
Gateway Fund	Mirova U.S. Sustainable Equity Fund
Loomis Sayles Global Growth Fund	Natixis Oakmark Fund
Loomis Sayles High Income Fund	Natixis Oakmark International Fund
Loomis Sayles Intermediate Municipal Bond Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles International Growth Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Investment Grade Bond Fund	Vaughan Nelson Mid Cap Fund
Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund

Effective immediately, the second bullet in the subsection entitled “Class A and C Shares” within the section entitled “Purchase and Sale of Fund Shares” within each Summary Prospectus and Prospectus is amended and restated as follows:

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Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

Effective immediately, the information in the subsection entitled “Class A and C Shares” within the section entitled “Purchase and Sale of Fund Shares” within each Summary Prospectus and Prospectus is revised to include the following:

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, L.P. (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.

Effective immediately, the information in the subsection entitled “Minimum Balance Policy” within the section entitled “How to Purchase Shares” within each Prospectus is revised to include the following:

Accounts held through certain financial intermediaries that have entered into special arrangements with the Distributor may be subject to a different minimum balance policy than the one described above. Please see Appendix A to the Prospectus for more information regarding the minimum balance policies of specific financial intermediaries, which may differ from those disclosed elsewhere in the Prospectus or in the SAI. Consult your financial intermediary for additional information regarding the minimum balance policy applicable to your investment.

NATIXIS FUNDS

Supplement dated February 1, 2021 to the Natixis Funds Prospectus and Summary Prospectuses, each dated February 1, 2021, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Credit Income Fund

Loomis Sayles Global Allocation Fund

Loomis Sayles Growth Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

Effective immediately, the information in the subsection entitled “Class A and C Shares” within the section entitled “Purchase and Sale of Fund Shares” within each Summary Prospectus and Prospectus is amended and restated as follows:

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, L.P. (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.